UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 16, 2014

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Thursday, October 16, 2014, Celadon Group, Inc. (the "Company") announced changes to its executive team. The changes are effective immediately.

Eric Meek has been appointed Executive Vice President and Chief Operating Officer. Mr. Meek, 34, served the Company as Executive Vice President, Chief Financial Officer and Treasurer from April 2012 until October 2014. He served as our Vice President, Treasurer, and Principal Financial Officer from November 2010 to April 2012. He served Celadon Trucking Services, Inc. as Vice President of Finance and Treasurer from December 2008 to November 2010, Director of Finance from March 2006 to December 2008, and as a Financial Analyst from March 2004 to March 2006. Prior to joining Celadon Trucking Services, Inc., Mr. Meek worked as an auditor for Ernst & Young.

In connection with his appointment to Executive Vice President and Chief Operating Officer, Mr. Meek's base salary was increased to $285,000 annually from $235,000 annually.

The Company also announced promotions in the finance and accounting departments and division of the Chief Financial Officer role into separate Principal Accounting Officer and Principal Financial Officer positions. Bobby Peavler has been appointed to the position of Vice President and Principal Accounting Officer. Mr. Peavler, 34, served the Company as Vice President of Accounting from December 2012 to October 2014, Corporate Controller from May 2011 to December 2012 and Assistant Controller from December 2004 to May 2011. Prior to joining the Company, Mr. Peavler worked as Tax Accountant with DeWitt and Shrader, PC in Indianapolis, Indiana.

Leslie Tarble has been appointed to the position of Vice President and Principal Financial Officer and Treasurer. Ms. Tarble, 28, served as Vice President of Finance from December 2012 to October 2014, Director of Finance from May 2011 to December 2012, Finance Manager from March 2010 to May 2011, and as a Financial Analyst from December 2008 to March 2010. Prior to joining the Company, Ms. Tarble worked as an Analyst with Triton Value Partners, LLC in Atlanta, Georgia.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99.1	Celadon Group, Inc. press release announcing executive team changes.

The information contained in Item 9.01 of this report and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 9.01 of this report and Exhibit 99.1 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 22, 2014	By:	/s/ William E. Meek
William E. Meek Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Celadon Group, Inc. press release announcing executive team changes.